Exhibit 21.1

FLUOR CORPORATION SUBSIDIARIES(1)
[Note: Roman numerals below denote the level of the subsidiary. For example “I” represents a first tier subsidiary of Fluor Corporation; “II” represents a second tier subsidiary, etc.]

Subsidiary Name			Percent Holding	Organized Under Laws of

I	American Equipment Company, Inc.		100.0000	South Carolina
II	AMECO PANAMA S.A.		100.0000	Panama
II	AMECO Services Inc.		100.0000	Delaware
II	United Rentals Industrial Services LLC		50.0000	Delaware
II	AMECO COLOMBIA S.A.S.		100.0000	Colombia
II	Ameco Services, S. de R.L. de C.V.		75.6016	Mexico
II	American Construction Equipment Company, Inc.		100.0000	California
	III	AMECO Holdings, Inc.	100.0000	California
	IV	AMECO Caribbean, Inc.	100.0000	California
	V	Ameco Inc.	100.0000	Saint Lucia
	IV	Ameco Equipment Services, Inc.	100.0000	Mauritius
	V	Servitrade – Servicos, Investimento y Trading Limitada	99.0000	Mozambique
	IV	Ameco Mexico Administracion y Servicios, S. de R.L. de C.V.	0.2000	Mexico
	IV	AMECO Project Services, Inc.	100.0000	Philippines
	IV	Ameco Pty. Ltd.	10.0000	Australia
	V	Ameco Services, S. de R.L. de C.V.	3.0992	Mexico
	IV	Maquinaria Ameco Guatemala, Limitada	80.0000	Guatemala
	IV	Servitrade – Servicos, Investimentos y Trading Limitada	1.0000	Mozambique
	III	Ameco Mexico Administracion y Servicios, S. de R.L. de C.V.	99.8000	Mexico
	III	Ameco Services S. de R.L. de C.V.	24.2992	Mexico
II	Palmetto Seed Capital Ltd. Partnership		7.3529	South Carolina

I	Fluor Constructors International. Inc.		100.0000	California
II	Fluor Constructors Canada Ltd.		100.0000	New Brunswick
	III	SSLP/FCCL JV	50.0000	Canada (JV)
II	Fluor Management and Technical Services, Inc.		100.0000	California
II	Servicios de Construccion del Pacifico, Inc.		100.0000	Delaware

I	Fluor Enterprises, Inc.		100.0000	California
II	202 Maintenance Services, LLC		50.0000	Delaware
II	American Bridge/Fluor Enterprises Inc. A Joint Venture		50.0000	California (JV)
II	Bellefonte Construction Services LLC		65.0000	Delaware
II	Brady-Fluor, LLC		49.0000	Delaware
II	Connect 202 Partners, LLC		38.0000	Delaware
II	Cavendish Fluor Partnership Limited		35.0000	England
II	Contingent Mission Sustainment, Inc.		100.0000	Delaware
II	Cascadia Monorail Company LLC		100.0000	Delaware
II	Cibolo Creek Infrastructure Joint Venture		55.0000	Texas (JV)
II	Fluor Industrial Construction Corp.		100.0000	New Brunswick
	III	684033 N.B. Ltd.	100.0000	New Brunswick
	III	ConOps Construction Ltd.	100.0000	New Brunswick
	III	Pro-V/ConOps JV	50.0000	Canada (JV)
II	Colorado River Constructors JV		50.0000	Texas (JV)

Subsidiary Name			Percent Holding	Organized Under Laws of
II	Daniel International Corporation		100.0000	South Carolina
	III	Fluor Daniel Engineering, Inc.	100.0000	Ohio
	III	Fluor Management Company L.P.	46.0676	Delaware
II	DAX Industries, Inc.		5.0000	Texas
II	Dean / Fluor, LLC		50.0000	Delaware
II	Denver Transit Holdings, LLC		10.0000	Delaware
	III	Denver Transit Partners, LLC	100.0000	Delaware
II	Denver Transit Operators, LLC		33.3333	Delaware
II	Denver Transit Systems, LLC		50.0000	Delaware
II	Denver Transit Constructors, LLC		40.0000	Delaware
II	Duke/Fluor Daniel		49.9999	North Carolina
II	Efdee Connecticut Architects, Inc.		100.0000	Connecticut
	III	Industrial Services France SAS	100.0000	France
II	Efdee Engineering Professional Corporation		100.0000	North Carolina
II	Efdee Mississippi Architects, A Professional Corporation		100.0000	Mississippi
II	Efdee New York Engineers & Architects P.C.		100.0000	New York
II	FHdB, LLC		99.0000	Texas
	III	Fluor Brasil Servicos de Engenharia Ltda	100.0000	Brazil
II	Encee Architecture Services, P.C.		100.0000	North Carolina
II	ESSI, LLC		33.3333	Delaware
II	Evergreen Equipment and Personnel Leasing, Inc.		100.0000	Rhode Island
II	FCI/Fluor/Parsons, a Joint Venture		30.0000	California (JV)
II	FD Architects & Engineers Corporation		100.0000	New Jersey
II	FDEE Consulting, Inc.		100.0000	California
II	FDHM, Inc.		100.0000	California
II	Fluor-Brady, LLC		50.0000	Delaware
II	Fluor (Nigeria) Limited		100.0000	Nigeria
II	Fluor A&E Services, Inc.		100.0000	California
II	Fluor Alaska, Inc.		100.0000	Alaska
II	Fluor Americas, Inc.		100.0000	California
II	Fluor Australia Pty Ltd.		100.0000	Australia
	III	Giovenco Industries (AUST) Pty Limited	100.0000	Australia
	IV	Giovenco Industrial Services Pty Ltd.	100.0000	Australia
	IV	Giovenco/Insulations International JV Pty Ltd.	100.0000	Australia (JV)
	IV	Giovenco/Insulations International JV Unit Trust	100.0000	Australia (JV)
	IV	MGJV Pty Ltd.	30.0000	Australia (JV)
	III	Gladstone Pressure Welders Pty Ltd.	100.0000	Australia
	III	Fluor Construction Services Pty Ltd.	100.0000	Australia
	III	Fluor Global Services Australia Pty Ltd.	100.0000	Australia
	III	Fluor Power Services Pty Ltd.	100.0000	Australia
	III	Fluor Rail Services Pty Ltd.	100.0000	Australia
	III	Fluor-SKM Iron Ore Joint Venture	55.0000	Australia (JV)
	III	Karratha Engineering Services Pty Ltd.	100.0000	Australia
	III	PT Signet Indonesia	10.0000	Indonesia
	III	Signet Holdings Pty Ltd.	100.0000	Australia
	IV	PT Signet Indonesia	90.0000	Indonesia
	IV	Signet Engineering Pty Ltd.	100.0000	Australia
	III	Stork Technical Services Holding Australia Pty Ltd.	100.0000	Australia

Subsidiary Name	Percent Holding	Organized Under Laws of
IV	Giovenco Industries (AUST) Trust	100.0000	Indonesia
IV	Stork Technical Services Australia Pty Ltd.	100.0000	Australia
III	TRS Staffing Solutions (Australia) Pty Ltd.	100.0000	Australia
II	Fluor BC Ltd.	100.0000	New Brunswick
III	JGC Fluor Kitimat LNG Project JV	50.0000	Alberta (JV)
II	Fluor Boke, Inc.	100.0000	Delaware
II	Fluor Brasil Servicos de Engenharia Ltda	1.0000	Brazil
II	Fluor BNA O&M USA LLC	100.0000	Delaware
II	Fluor Canada Ltd.	100.0000	New Brunswick
III	B.C. Mining Joint Venture	50.0000	Canada (JV)
III	Fluor BNA O&M GP Inc.	100.0000	New Brunswick
III	Fluor BNA Holdco Inc.	100.0000	New Brunswick
IV	Fluor BNA GP Inc.	100.0000	New Brunswick
III	Fluor BNA Holdco Inc.	100.0000	New Brunswick
III	Fluor Daniel International Services Inc.	10.0000	Barbados
III	Fluor Engineering Solutions Ltd.	100.0000	New Brunswick
III	Fluor WEP Holdings Inc.	100.0000	New Brunswick
IV	Windsor Essex Mobility Group GP	33.3333	Canada
III	JGC Fluor BC Joint Venture	60.0000	Canada (JV)
III	Parkway Infrastructure Constructors	33.3333	Canada
III	TRS Staffing Solutions (Canada) Inc.	100.0000	Canada
III	Wright Engineers (Chile) Limitada	100.0000	Chile
III	Wright Engineers Limitada Peru	35.0000	Peru
II	Fluor Cebu, Inc.	100.0000	Philippines
II	Fluor Chile, Inc.	100.0000	California
III	Ameco Chile S.A.	0.0450	Chile
III	Fluor Chile Ingenieria y Construccion S.A.	99.0000	Chile
IV	CEJV Ingenieria y Construccion Limitada	50.0000	Chile (JV)
IV	Fluor Techint SRL Construccion y Servicios Limitada	50.0000	Chile
III	Ingenieria y Construccion Fluor Daniel Chile Limitada	99.1000	Chile
II	Fluor Colombia Limited	100.0000	Delaware
II	Fluor ConOps Limited	100.0000	Guernsey
II	Fluor Daniel (Japan) Inc.	100.0000	Japan
II	Fluor Daniel (Malaysia) Sdn. Bhd.	100.0000	Malaysia
III	Technip-Fluor JV	49.0000	Malaysia (JV)
II	Fluor Brasil, Ltda.	99.9997	Brazil
III	Fluor Engenharia e Projetos S.A.	100.0000	Brazil
II	Fluor Daniel Caribbean, Inc.	100.0000	Delaware
III	Fluor Craft Services, Inc.	100.0000	South Carolina
III	Fluor Daniel International (Malaysia) Sdn. Bhd.	100.0000	Malaysia
III	Fluor Daniel Maintenance Services, Inc.	100.0000	Delaware
III	Fluor Daniel Services Corporation	100.0000	Delaware
III	Fluor Facility & Plant Services, Inc.	100.0000	South Carolina
II	Fluor Daniel China, Inc.	100.0000	California
II	Fluor Daniel China Services, Inc.	100.0000	California
II	Fluor Daniel Coal Services International, Inc.	100.0000	Delaware
III	Duke/Fluor Daniel International	49.9999	Nevada
IV	Duke/Fluor Daniel Caribbean, S.E.	99.0000	Puerto Rico

Subsidiary Name				Percent Holding	Organized Under Laws of
	III	Duke/Fluor Daniel LLC		49.9999	Nevada
II	Fluor Daniel Construction Company			100.0000	California
II	Fluor Daniel Development Corporation			100.0000	California
	III	Crown Energy Company		100.0000	New Jersey
	III	Fluor Daniel Modesto, Inc.		100.0000	California
	IV	Fluor Services LLC		99.0000	Oman
	IV	Wilmore/Fluor Modesto LLC		50.0000	California
	III	FBT Services, Inc.		100.0000	California
II	Fluor Daniel Eastern, Inc.			100.0000	California
	III	Fluor Kazakhstan LLC		100.0000	California
	III	P.T. Fluor Daniel Indonesia		80.0000	Indonesia
	IV	PT. MITRA BERSAMA ENGINEERING		99.0000	Indonesia
		V	PT Singgar Mulia	25.0000	Indonesia
II	Fluor Daniel Engineers & Constructors, Inc.			100.0000	Delaware
	III	Fluor (China) Engineering and Construction Co. Ltd.		100.0000	P.R.C.
II	Fluor Daniel Engineers & Constructors, Ltd.			100.0000	California
	III	CGF Projects Ghana Limited		51.0000	Ghana
	III	Technip-Fluor JV (owned by FDE&CL Singapore branch)		49.0000	Singapore (JV)
II	Fluor Daniel Engineers & Consultants Ltd.			100.0000	Mauritius
	III	JGC – Fluor Mocambique, Lda		50.0000	Mozambique
	III	Fluor Daniel India Private Limited		80.0000	India
	III	Fluor Mocambique, Limitada		99.0000	Mozambique
II	Fluor Mining and Metals France, Inc.			100.0000	Delaware
II	Fluor Daniel Espana, S.A.			100.0000	California
	III	Fluor Arabia Limited		50.0000	Saudi Arabia
	IV	WorleyParsons Arabia Limited Fluor Arabia Limited Joint Venture		50.0000	Saudi Arabia (JV)
II	Fluor Daniel Eurasia, Inc.			100.0000	California
	III	Sakhalin Neftegas Technology		50.0000	Russia
II	Fluor Europe B.V.			100.0000	Netherlands
	III	AG&P Fluor Joint Venture Company, Inc.		50.0000	Philippines (JV)
	III	Fluor B.V.		100.0000	Netherlands
		IV	Stork Holding B.V.	100.0000	Netherlands
		V	Stork B.V.	100.0000	Netherlands
		VI	Koninklijke Machinefabriek Stork B.V.	100.0000	Netherlands
		VI	SFS 007.298.633 Pty Limited	100.0000	Australia
		VI	Stork Plastic Machinery B.V.	20.5200	Netherlands
		VI	Stork Technical Services Group B.V.	100.0000	Netherlands
		VII	Stork Technical Services HOLDCO B.V.	100.0000	Netherlands
		VIII	Stork TS Holdings Limited	99.9998	United Kingdom
		IX	Stork TS UK Limited	100.0000	United Kingdom
		X	AAR 2007 Limited	100.0000	United Kingdom
		XI	Stork Technical Services (Holdings) Limited	50.0000	United Kingdom
		XII	Stork Technical Services (RBG) Limited	100.0000	United Kingdom
		XIII	RBG Kazakhstan LLP	100.0000	Kazakhstan
		XIII	Stork International Limited	100.0000	United Kingdom
		XIII	Stork Technical Services International Limited	100.0000	United Kingdom

Subsidiary Name		Percent Holding	Organized Under Laws of
XIV	Elgin RBG (Pty) Limited	50.0000	Namibia
XIV	Stork Technical Services International South Africa	100.0000	South Africa
XIV	Stork Technical Services Norway AS	100.0000	Norway
XIV	Stork Technical Services Trinidad and Tobago Ltd	8.9700	Trinidad
XV	SDT Maintenance Management Group Limited	100.0000	Trinidad
XIII	Stork Technical Services Trinidad and Tobago Ltd	91.0300	Trinidad
XIV	SDT Maintenance Management Group Limited	100.0000	Trinidad
XIV	Stork Elecon Ltd	100.0000	Trinidad
X	Stork Technical Services (Holdings) Limited	50.0000	United Kingdom
VIII	Stork Technical Services Holding B.V.	100.0000	Netherlands
IX	Cooperheat Franchising B.V.	100.0000	Netherlands
X	Cooperheat Saudi Arabia Company Limited	75.0000	Saudi Arabia
X	Stork Technical Services New Zealand Limited	100.0000	New Zealand
IX	Corrosion Inspection & Integrity Services Sdn. Bhd.	100.0000	Malaysia
IX	EQIN B.V.	100.0000	Netherlands
X	EQIN Industrial B.V.	100.0000	Netherlands
X	EQIN N.V.	99.9750	Belgium
IX	Stork Asset Management Consultancy B.V.	100.0000	Netherlands
IX	Stork Caspian LLC	49.0000	Azerbaijan
IX	Stork Gear & Services B.V.	100.0000	Netherlands
X	Stork Gear & Services Asia Pte. Ltd.	100.0000	Singapore
IX	Stork Mechanical Works and Maintenance Co. K.S.C.C.	17.0000	Kuwait
IX	Stork German Holding GmbH	100.0000	Germany
X	Stork Getriebe & Services GmbH	100.0000	Germany
X	Stork Technical Services GmbH	100.0000	Germany
IX	Stork Intellectual Property B.V.	100.0000	Netherlands
IX	Stork International B.V.	100.0000	Netherlands
X	EQIN N.V.	0.0250	Belgium
X	Rash Inversiones 2007 S.L.	100.0000	Spain
XI	Stork Colombia S.A.S.	100.0000	Colombia
XII	Mecanicos Asociados S.A.S.	100.0000	Colombia
XIII	Asset Management Solutions S.A.S.	100.0000	Colombia
XIII	Consorcio Generation P135 MASA-VEPICA	50.0000	Colombia
XIII	Consorcio KGM JV	41.0000	Colombia (JV)
XIII	Consorcio MASARTEC POWER JV	50.0000	Colombia (JV)
XIII	Consorcio Turnaround Alliance JV	30.0000	Colombia (JV)
XIII	Consorcio Stork Y Masa JV	30.0000	Colombia (JV)

Subsidiary Name		Percent Holding	Organized Under Laws of
XIII	Pipeline Maintenance Alliance JV	70.0000	Colombia (JV)
XIII	Consorcio Grupo Stork	80.0000	Colombia
XIII	Stork Peru S.A.S.	99.9999	Peru
XIV	Consorsio MSC JV	80.0000	Peru (JV)
XIV	Consorsio Stork-TMI	50.0000	Peru
X	Stork Mechanical Works and Maintenance Co. K.S.C.C.	32.0000	Kuwait
X	Stork Technical Services Belgium N.V.	0.0001	Belgium
X	Stork Technical Services Sadaf LLC	99.9000	Azerbaijan
X	Wescon (B) Sdn. Bhd.	98.9800	Brunei
IX	Stork Peru S.A.C.	0.0001	Peru
IX	Stork Power Services & Technology Beijing Limited	100.0000	China
IX	Stork Power Services B.V.	100.0000	Netherlands
X	Stork Integrated Solutions B.V.	100.0000	Netherlands
X	Stork Power Services OOO	99.0000	Russia
X	Stork Power Services USA Holding Inc.	100.0000	Delaware
XI	Stork H&E Turbo Blading Inc.	100.0000	New York
XI	Stork Technical Services USA Inc.	100.0000	Delaware
IX	Stork Technical Services (STS) Ltd.	100.0000	United Kingdom
X	Cooperheat GmbH	100.0000	Germany
XI	Thermoprozess Cooperheat GmbH	48.0000	Germany
IX	Stork Technical Services Beheer B.V.	100.0000	Netherlands
IX	Stork Technical Services Belgium N.V.	99.9999	Belgium
IX	Stork Technical Services Malaysia Sdn. Bhd.	100.0000	Malaysia
IX	Stork Nederland B.V.	100.0000	Netherlands
X	AJS V.O.F.	37.5000	Netherlands
X	DSC Maintenance V.O.F.	50.0000	Netherlands
X	GLT-Plus V.O.F.	25.0000	Netherlands
X	Istimewa Electrotechniek B.V.	100.0000	Netherlands
XI	Bouwcombinatie Sluizen 4-5-6 V.O.F.	33.3333	Netherlands
XI	Infra Combinatie Zuid-West	25.0000	Netherlands
XI	Mourik Istimewa Combinatie V.O.F.	50.0000	Netherlands
X	S-M V.O.F.	50.0000	Netherlands
IX	Stork Technical Services Sadaf LLC	0.1000	Azerbaijan
IX	Stork Technical Services Saudi Arabia Co.	55.0000	Saudi Arabia
IX	Stork Technical Services UK Limited	100.0000	United Kingdom
IX	Stork Thermeq B.V.	100.0000	Netherlands
X	Stork Power Services OOO	1.0000	Russia
IX	Stork TS Holdings Limited	0.0002	United Kingdom
IX	Stork Turbo Blading B.V.	100.0000	United Kingdom
IX	Stork Turbo Service B.V.	100.0000	Netherlands
X	Stork Oryx Turbo Machinery Services LLC	49.0000	Qatar
IX	Wescon International B.V.	100.0000	Netherlands
VI	Wescon (B) Sdn. Bhd.	0.0200	Brunei
IV	Fluor Consultants B.V.	100.0000	Netherlands
IV	Fluor Infrastructure B.V.	100.0000	Netherlands

Subsidiary Name				Percent Holding	Organized Under Laws of
	V	Fluor A27/A1 B.V.		100.0000	Netherlands
		VI	3Angle EPCM V.O.F.	100.0000	Netherlands
	V	3Angle B.V.		33.3333	Netherlands
	V	Infraspeed Holdings B.V.		3.4800	Netherlands
	V	Poort van Den Bosch B.V.		10.0000	Netherlands
	V	Poort van Den Bosch V.O.F.		10.0000	Netherlands
	V	IXAS Zuid-Oost B.V.		25.0000	Netherlands
	V	IXAS Gaasperdammerweg B.V.		33.3333	Netherlands
	V	ZuidPlus V.O.F.		42.5000	Netherlands
	IV	TRS Staffing Solutions B.V.		100.0000	Netherlands
	IV	Fluor Kuwait KSC		49.0000	Kuwait
	III	Fluor Daniel E&C LLC		100.0000	Russia
	III	Fluor Engineering N.V.		100.0000	Belgium
	III	Fluor Finance International B.V./S.a.r.l.		100.0000	Netherlands
	III	Fluor Island ehf.		100.0000	Iceland
	III	Fluor S.A.		100.0000	Poland
	III	Fluor Spain Holding S.L.		4.0000	Spain
	IV	Fluor Plant Engineering, S.A.		100.0000	Spain
	IV	Technical Resource Solutions, S.L.		100.0000	Spain
	III	TRS Consultants JLT		100.0000	Dubai (Free Zone)
	IV	TRS Staffing Solutions Mozambique, Limitada		99.0000	Mozambique
II	Fluor Daniel Global Limited			100.0000	Guernsey
	III	Fluor Daniel Global Services Limited		100.0000	Guernsey
II	Fluor Daniel Holdings, Inc.			100.0000	California
	III	Fluor Central Asia LLP		99.0000	Kazakhstan
	III	Fluor Daniels Holdings (Botswana) (Pty) Limited		100.0000	Botswana
	III	Fluor Daniel Holdings Canada Inc.		100.0000	New Brunswick
	IV	Supreme Modular Fabrication Inc.		50.0000	New Brunswick
	III	Fluor Investments LLC		100.0000	Delaware
	III	Fluor Mocambique, Limitada		1.0000	Mozambique
	III	Fluor-Habboush International Limited		50.0000	Bermuda
	III	Fluor Services LLC		1.0000	Oman
	III	Fluor Uganda Engineering and Construction Limited		100.0000	Uganda
	III	FWPJV Limited		50.0000	England (JV)
	IV	KPJV Limited		60.0000	England (JV)
	III	Najmat Al-Sabah for General Services Limited Liability Company, Private Company		100.0000	Iraq
	III	Qatar National Facility Services		49.0000	Qatar
II	Fluor Daniel Illinois, Inc.			100.0000	Delaware
	III	Duke Fluor Daniel		49.9999	North Carolina
	III	D/FD Operating Services LLC		49.9999	Delaware
II	Fluor Daniel India, Inc.			100.0000	California
II	Fluor Daniel International Services Inc.			90.0000	Barbados
II	Fluor Daniel Latin America, Inc.			100.0000	California
	III	Grupo Empresarial Alvica, S.A.		80.0000	Venezuela
	IV	Grupo Alvica SCS		0.1000	Venezuela
	III	Servicios Cuyuni, E.T.T., C.A.		80.0000	Venezuela
II	Fluor Daniel Mexico S.A.			100.0000	California

Subsidiary Name			Percent Holding	Organized Under Laws of
	III	ICA Fluor Daniel, S. de R.L. de C.V.	49.0000	Mexico
	IV	ICA Fluor Servicios Gerenciales, S.A. de C.V.	98.0000	Mexico
	V	ICA Fluor Operaciones, S.A. de C.V.	0.0019	Mexico
	VI	ICA Stork, S. de C.V.	20.0000	Mexico
	V	ICA Fluor Petroquimica S.A. de C.V.	99.9886	Mexico
	VI	Desarrolladora De Etileno, S. de R.L. de C.V.	20.0000	Mexico
	VI	ICA Stork S. de R.L. de C.V.	80.0000	Mexico
	VI	Etileno XXI Contractors SAPI	20.0000	Mexico
	VI	Etileno XXI Services B.V.	20.0000	Netherlands
	IV	ICA Fluor Servicios Operativos S.A. de C.V.	90.0000	Mexico
	IV	IF Proyectos, S.A.	100.0000	Panama
	IV	IFD Servicios de Ingenieria S.A. de C.V.	99.9669	Mexico
	V	ICA Fluor Servicios Gerenciales S.A. de C.V.	1.9993	Mexico
	VI	ICA Fluor Operaciones S.A. de C.V.	0.0019	Mexico
	V	ICA Fluor Servicios Operativos S.A. de C.V.	10.0000	Mexico
	IV	Industrial Del Hierro S.A. de C.V.	99.9999	Mexico
	V	ICA Fluor Petroquimica S.A. de C.V.	0.0114	Mexico
	III	IFD Servicios de Ingenieria S.A. de C.V.	0.0166	Mexico
	IV	ICA Fluor Servicios Gerenciales S.A. de C.V.	0.0007	Mexico
	V	ICA Fluor Operaciones S.A. de C.V.	0.0001	Mexico
	IV	Industrial Del Hierro S.A. de C.V.	0.0001	Mexico
	III	TRS Staffing Solutions, S. de R.L. de C.V.	0.2000	Mexico
	III	TRS International Group, S. de R.L. de C.V.	0.9540	Mexico
II	Fluor Daniel Mining & Metals, Ltd.		100.0000	California
	III	Ameco Chile S.A.	99.9550	Chile
	III	Empresa Constructora Fluor Salfa SGO Limitada	50.0000	Chile
	III	Fluor Chile Ingenieria y Construccion S.A.	1.0000	Chile
	IV	CEJV Ingenieria y Construccion Limitada	50.0000	Chile (JV)
	III	Ingenieria y Construccion Fluor Daniel Chile Limitada	0.9000	Chile
II	Fluor Daniel Overseas, Inc.		100.0000	California
	III	PFD International LLC	50.0000	Delaware
II	Fluor Daniel P.R.C., Ltd.		100.0000	California
II	Fluor Daniel Pacific, Inc.		100.0000	California
	III	Fluor Daniel-AMEC Philippines, Inc.	50.0000	Philippines
II	Fluor Daniel Pulp & Paper, Inc.		100.0000	California
II	Fluor Daniel South America Limited		100.0000	California
	III	AMECO Peru S.R. L.	99.9500	Peru
II	Fluor Daniel Technical Services, Inc.		100.0000	Texas
II	Fluor Daniel Venture Group, Inc.		100.0000	California
	III	Fluor Daniel Asia, Inc.	100.0000	California
	IV	Duke/Fluor Daniel International Services	49.9999	Nevada
	V	Duke/Fluor Daniel Caribbean, S.E.	0.5000	Puerto Rico
	V	Duke/Fluor Daniel International Services (Trinidad) Limited	100.0000	Trinidad
	IV	P.T. Fluor Daniel Indonesia	20.0000	Indonesia
	V	Fluor Aker Solutions Indonesia JV	50.0000	Indonesia (JV)
	V	P.T. MITRA BERSAMA ENGINEERING	99.0000	Indonesia
	VI	PT Singgar Mulia	25.0000	Indonesia
	IV	P.T. Nusantara Power Services	70.0000	Indonesia

Subsidiary Name	Percent Holding	Organized Under Laws of
III	Soli-Flo LLC	25.0000	Delaware
IV	Soli-Flo, Inc.	100.0000	California
V	Soli-Flo Material Transfer, L.P.	1.0000	California
V	Soli-Flo Partners, L.P.	1.0000	California
III	Soli-Flo Material Transfer, L.P.	24.7500	California
III	Soli-Flo Partners, L.P.	24.7500	California
III	Springfield Resource Recovery, Inc.	100.0000	Massachusetts
IV	Springfield Resource Recovery Limited Partnership	10.0000	Massachusetts
III	Springfield Resource Recovery Limited Partnership	90.0000	Massachusetts
II	Fluor Daniel, a Professional Architectural Corporation	100.0000	Louisiana
II	Fluor Daniel, Inc. – Philippines	100.0000	Philippines
II	Fluor Engineering Corporation	100.0000	Michigan
II	Fluor Enterprises Group, Inc.	100.0000	Delaware
II	Fluor Federal Global Projects, Inc.	100.0000	Delaware
II	Fluor Federal Services, Inc.	100.0000	Washington
III	Fluor-B&W Oak Ridge LLC	64.5000	Tennessee
III	Fluor-BWXT Portsmouth LLC	51.0000	Ohio
III	Fluor Energy Technology Services, LLC	100.0000	Delaware
III	Fluor Federal, Inc.	100.0000	Washington
III	Fluor Federal Petroleum Operations, LLC	100.0000	Delaware
III	Fluor Idaho, LLC	100.0000	Delaware
III	Fluor Marine Propulsion, LLC	100.0000	Delaware
III	Fluor/Westinghouse Liquid Waste Services, LLC	67.0000	Delaware
III	Mid-America Conversion Services, LLC	25.0000	Delaware
III	Savannah River Nuclear Solutions, LLC	48.0000	South Carolina
II	Fluor Federal Services, LLC	100.0000	Delaware
II	Fluor Federal Services NWS, Inc.	100.0000	Washington
III	Fluor-CDM Space Services, LLC	100.0000	South Carolina
III	J. Crowder Corp.	100.0000	Virginia
III	KMK-DJI JV	49.0000	New Hampshire (JV)
III	Pacific Defense Constructors, LLC	51.0000	Delaware
III	PRI/DJI, A Reconstruction JV	49.0000	Mississippi (JV)
III	Rock Island Integrated Services	51.0000	Illinois
II	Fluor Fernald, Inc.	100.0000	California
III	Fluor environmental Resources Management Services, Inc.	100.0000	Delaware
II	Fluor Finance U.S., Inc.	100.0000	Texas
II	Fluor Flatiron Balfour Beatty Dragados DBJV	30.0000	California (JV)
II	Fluor GmbH	100.0000	Germany
III	Arbeitsgemeinschaft BAB A S Ausbau Augsburg - München	25.0000	Germany
II	Fluor Government Group International, Inc.	100.0000	Delaware
III	Canadian National Energy Alliance Ltd.	20.0000	Canada
III	Fluor Intercontinental Arabian Peninsula LLC	1.0000	Brazil
II	Fluor Guinea, Inc.	100.0000	Texas
II	Fluor Hanford, Inc.	100.0000	Washington
II	Fluor HDR Global Design Consultants, LLC	50.0000	Delaware
II	Fluor Heavy Civil, LLC	100.0000	Delaware
II	Fluor Industrial Services, Inc.	100.0000	Delaware

Subsidiary Name	Percent Holding	Organized Under Laws of
II	Fluor Industrial Services Canada Inc.	100.0000	New Brunswick
III	Fluor Driver Inc.	50.0000	Alberta
II	Fluor Intercontinental, Inc.	100.0000	California
III	Dominican Republic Combined Cycle, LLC	49.0000	Delaware
III	Federal Maintenance Logistics Solutions, LLC	50.0000	Delaware
III	FIID LLC	100.0000	Djibouti
III	Fluor AMEC II, LLC	55.0000	Delaware
III	Fluor Daniel Brasil, Ltda.	0.0003	Brazil
III	Fluor Intercontinental Arabian Peninsula LLC	99.0000	Brazil
III	Fluor Intercontinental Germany GmbH	100.0000	Germany
III	Fluor Daniel Nigeria Limited	60.0000	Nigeria
III	Fluor Government Group – Canada, Inc.	100.0000	New Brunswick
IV	Canadian National Energy Alliance Ltd.	20.0000	Canada
IV	ATCO – Fluor Support Solutions Ltd.	49.0000	Alberta
III	Greenville Technical Services Inc.	100.0000	Delaware
III	Fluor Intercontinental Solutions, LLC	100.0000	Delaware
III	FLUOR M Ltd.	100.0000	Macedonia
III	Fluor Middle East, LLC	100.0000	Delaware
IV	FluorAMEC, LLC	51.0000	Delaware
III	Grupo Alvica SCS	79.9200	Venezuela
III	NWKC LLC	50.0000	Delaware
II	Fluor International C.V.	99.9000	Netherlands
III	Fluor International Holdings B.V.	100.0000	Netherlands
IV	Fluor Services B.V.	100.0000	Netherlands
V	Fluor Project Services B.V.	100.0000	Netherlands
III	Fluor Supply Chain Solutions B.V.	100.0000	Netherlands
IV	Acqyre B.V.	100.0000	Netherlands
IV	Fluor Supply Chain Solutions Singapore Pte. Ltd.	100.0000	Singapore
IV	IT Development Centre B.V.	100.0000	Netherlands
II	Fluor International Limited	100.0000	England
III	COOEC-Fluor Heavy Industries Co., Ltd.	49.0000	China
III	Fluor Projects Limited	100.0000	England
III	Fluor Caspian Services Limited	100.0000	England
III	Fluor Industrial Services Limited	100.0000	England
IV	CSP EG S.L.	65.0000	Equatorial Guinea
IV	Energy Resourcing Limited	100.0000	Scotland
III	Fluor Limited	100.0000	England
IV	Fluor Pension Trustee Limited	100.0000	England
IV	FDH JV	33.3333	Kuwait (JV)
IV	FDH JV KNPC AZRP/ZOR	45.0000	Kuwait (JV)
IV	FPMM XXK (FPMM, LLC)	100.0000	Mongolia
V	Mongolian National Facility Services (MNFS) LLC	49.0000	Mongolia
III	Fluor Ocean Services Limited	100.0000	England
III	Genesys Telecommunications Holdings Limited	45.0000	England
IV	Genesys Telecommunications Limited	100.0000	England
III	Kazakh Projects Joint Venture Limited	50.0000	England (JV)
III	KDPC Limited	50.0000	England
III	PFD (UK) Limited	50.0000	England

Subsidiary Name			Percent Holding	Organized Under Laws of
	III	TRS Staffing Solutions Limited	100.0000	England
II	Fluor International, Inc.		100.0000	California
	III	Fluor Mideast Limited	100.0000	California
	III	Iraq Construction Ltd.	100.0000	British Virgin Islands
	IV	Iraq Water General Contracting Company L.L.C.	100.0000	Iraq
II	Fluor Ireland Limited		100.0000	Ireland
	III	TRS Staffing Solutions Limited	100.0000	Ireland
II	Fluor Kazakhstan Inc.		100.0000	Texas
II	Fluor-Lane, LLC		65.0000	Delaware
II	Fluor-Lane 95, LLC		65.0000	Delaware
II	Fluor-Lane South Carolina, LLC		50.0000	Delaware
II	Fluor Maintenance Services, Inc.		100.0000	California
II	Fluor Mediterranean, Inc.		100.0000	California
II	Fluor Mideast Limited		100.0000	Bermuda
II	Fluor NE, Inc.		100.0000	Arizona
	III	ADP Marshall Contractors, Inc.	100.0000	Delaware
	III	ADP/FD of Nevada, Inc.	100.0000	Nevada
	III	M&W/Marshall, a Joint Venture	50.0000	Oregon (JV)
II	Fluor SPN, Inc.		100.0000	Delaware
II	Fluor Supply Chain Solutions LLC		100.0000	Delaware
II	Fluor Transworld Services, Inc.		100.0000	California
	III	Fluor International C.V.	0.1000	Netherlands
	IV	Fluor International Holdings B.V.	100.0000	Netherlands
	V	Fluor Services B.V.	100.0000	Netherlands
	VI	Fluor Project Services B.V.	100.0000	Netherlands
	IV	Fluor Supply Chain Solutions B.V.	100.0000	Netherlands
	V	Acqyre B.V.	100.0000	Netherlands
	V	Fluor Supply Chain Solutions Singapore Pte. Ltd.	100.0000	Singapore
	V	IT Development Centre B.V.	100.0000	Netherlands
II	Fluor/Technip Integrated JV		50.0000	Texas (JV)
II	Fluor Technologies Corporation		100.0000	Delaware
II	Fluor Texas, Inc.		100.0000	Texas
	III	KazakhNefteGasServis LLP	50.0000	Kazakhstan
II	Fluor US Services, Inc.		100.0000	Delaware
II	Fluor Virginia, Inc.		100.0000	Delaware
II	Fluor WorleyParsons Arctic Solutions		50.0000	Alaska
II	FM Operating Services, LLC		50.0000	Delaware
II	FMC Holding Company LLC		100.0000	Delaware
	III	Fluor Management Company L.P.	20.5277	Delaware
II	Fru-Con/Fluor Daniel Joint Venture		50.0000	Missouri (JV)
II	Global Project Execution, Inc.		100.0000	Delaware
II	GLX Constructors, an unincorporated joint venture		25.0000	Massachusetts (JV)
II	Goar, Allison & Associates, LLC		100.0000	Texas
II	Indo-Mauritian Affiliates Limited		100.0000	Mauritius
	III	Fluor Daniel India Private Limited	20.0000	India
II	Infrastructure Civil Equipment, LLC		100.0000	Delaware
II	JGC/FEI Joint Venture		50.0000	Texas (JV)

Subsidiary Name			Percent Holding	Organized Under Laws of
II	JGC/Fluor JV		50.0000	Texas (JV)
II	Lone Star Infrastructure, LLC		45.0000	Delaware
II	Lone Star Infrastructure, Joint Venture		45.0000	Texas (JV)
II	Louisiana Operations and Maintenance Services LLC		100.0000	Louisiana
II	Middle East Fluor		100.0000	California
II	NuScale Holdings Corp.		76.1875	Oregon
II	NuScale Power, LLC		97.7978	Oregon
II	Oregon Bridge Delivery Partners Joint Venture		50.0000	Oregon (JV)
II	Pegasus Link Constructors		55.0000	Texas
II	Pegasus Link Constructors, LLC		55.0000	Delaware
II	Phoenix Constructors, Joint Venture		32.5000	New York (JV)
II	Plant Engineering Services LLC		100.0000	Delaware
II	Plant Performance Services International, Ltd.		100.0000	Bermuda
	III	Fluor International Nigeria Limited	60.0000	Nigeria
II	Plant Performance Services International LLC		100.0000	Delaware
	III	Plant Performance Services Caribbean Limited	100.0000	Trinidad & Tobago
II	Prairie Link Constructors JV		60.0000	Texas (JV)
II	Prairie Link Constructors, LLC		55.0000	Delaware
II	Provo River Constructors		42.5000	Utah
II	Purple Line Transit Constructors, LLC		50.0000	Delaware
II	Purple Line Transit Operations, LLC		50.0000	Delaware
II	Purple Line Transit Partners, LLC		15.0000	Delaware
II	Sacyr Fluor, S.A.		50.0000	Spain
	III	Sacyr Fluor Bolivia, S.R.L.	98.8000	Bolivia
	III	Sacyr Fluor Colombia S.A.S.	100.0000	Colombia
	III	Sacyr Fluor Participaciones, S.L.	100.0000	Spain
	IV	Sacyr Fluor Bolivia, S.R.L.	0.2000	Bolivia
	IV	Industrial Services SF Peru, S.A.C.	0.0001	Peru
	III	Industrial Services SR Peru, S.A.C.	99.9999	Peru
II	Saddleback Constructors		27.0000	Delaware
II	Servicios Mineria, Inc.		100.0000	Delaware
II	Soli-Flo LLC		25.0000	Delaware
	III	Soli-Flo, Inc.	100.0000	Delaware
	IV	Soli-Flo Material Transfer, L.P.	1.0000	California
	IV	Soli0Flo Partners, L.P.	1.0000	California
II	Soli-Flo Material Transfer, L.P.		24.7500	California
II	Soli-Flo Partners, L.P.		24.7500	California
II	Strategic Organizational Systems Enterprises, Inc.		100.0000	California
	III	Strategic Organizational Systems Environmental Engineering Division, Inc.	100.0000	Texas
II	Support Services International, LLC		100.0000	South Carolina
II	Tappan Zee Constructors, LLC		30.0000	Delaware
II	TDF Inc.		100.0000	California
	III	Fluor Daniel Engineers SA (PTY) Limited	100.0000	Liechtenstein
	IV	Trans-Africa Projects Ltd.	50.0000	Mauritius
	IV	Trans-Africa Projects (Pty) Ltd.	50.0000	South Africa
	III	Fluor S.A. (Pty) Limited	100.0000	Liechtenstein
	IV	Fluor-Igoda Projects (Proprietary) Limited	70.0000	South Africa
	IV	Fluor Global Plant Services (Proprietary) Ltd.	100.0000	South Africa

Subsidiary Name			Percent Holding	Organized Under Laws of
	IV	Fluor South Africa (Pty) Limited	90.0000	South Africa
	V	FLAG Joint Venture	46.8000	South Africa (JV)
	V	TRS Staffing Solutions (Pty) Ltd.	100.0000	South Africa
	IV	TRS Staffing Solutions SA (Pty) Ltd.	100.0000	British Virgin Islands
II	Trans Florida Express, LLC		100.0000	Delaware
II	Venezco, Inc.		100.0000	California
II	Walsh-Fluor Design-Build Team		40.0000	Illinois
II	Williams Brothers Engineering Company		100.0000	Delaware
	III	Fluor Argentina, Inc.	100.0000	Delaware
	IV	Fluor Argentina Inc. Sucursal Argentina – TECHINT Compania Tecnica Internacional S.A.C.I-Union	50.0000	Argentina
	III	TRS Labour Hire Solutions Pty. Ltd.	100.0000	Australia
	III	Williams Brothers Engineering Limited	100.0000	England
	III	Williams Brothers Process Services, Inc.	100.0000	Delaware
II	WODECO Nigeria Limited		60.0000	Nigeria

I	Fluor Holding Company LLC		100.0000	Delaware
II	Compania Minera San Jose Del Peru S.A.		99.0000	Peru
II	Fluor Management Company L.P.		33.4047	Delaware
II	Mineral Resource Development Corporation		100.0000	Delaware
	III	Compania Minera San Jose Del Peru S.A.	1.0000	Peru
	III	St. Joe Participacoes	0.0125	Brazil
II	St. Joe Participacoes Ltda		99.9875	Brazil

I	TRS Staffing Solutions, Inc.		100.0000	South Carolina
II	TRS Staffing Solutions, S. de R.L. de C.V.		99.8000	Mexico
II	TRS Craft Services, Inc.		100.0000	Delaware
II	TRS Far East Sdn. Bhd.		100.0000	Malaysia
	III	Agensi Pekerjaan TRS Malaysia SDN. BHD.	51.0000	Malaysia
II	TRS International Group, S. de R.L. de C.V.		99.0460	Mexico
II	TRS International Payroll Co.		100.0000	Texas
	III	TRS Staffing Solutions India Private Limited	0.1000	India
II	TRS SA Holdings Company (Pty) Ltd.		100.0000	South Africa
	III	TRS Search and Selection (Pty) Ltd.	100.0000	South Africa
II	TRS Staffing Solutions India Private Limited		99.9000	India
II	TRS Staffing Solutions Malaysia Sdn. Bhd.		49.0000	Malaysia
II	TRS Staffing Solutions Mozambique, Limitada		1.0000	Mozambique
II	TRS Staffing Solutions (Pty) Ltd.		100.0000	Botswana
	__________________________
	(1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary would not constitute a significant subsidiary